UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2024

Agriculture & Natural Solutions Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41861	98-1591619
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

712 Fifth Avenue, 36th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 993-0076

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	ANSCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ANSC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ANSCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by Agriculture & Natural Solutions Acquisition Corporation (the “Company”) in its Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on March 28, 2024, on March 26, 2024, Dr. Jennifer Aaker resigned from her position as a member of the Audit Committee of the board of directors (the “Board”) of the Company (the “Audit Committee”). In accordance with the NASDAQ Stock Market (“Nasdaq”) rules, on March 26, 2024, the Company notified Nasdaq of Dr. Aaker’s resignation from the Audit Committee and the resulting non-compliance with Nasdaq Rule 5605(c)(2). As a result of Dr. Aaker’s resignation, the Company no longer complies with Nasdaq’s audit committee requirements as set forth in Nasdaq Rule 5605. On April 30, 2024, the Company received a letter from Nasdaq confirming such non-compliance and confirming that, in accordance with Nasdaq Rule 5605(c)(4), Nasdaq will provide the Company a cure period in order to regain compliance as follows:

•
Until the earlier of the Company’s next annual shareholders’ meeting or March 26, 2025; or
•
If the next annual shareholders’ meeting is held before September 23, 2024, then the Company must evidence compliance no later than September 23, 2024.

The foregoing has no immediate effect on the Company’s Nasdaq listing and its securities will continue to be listed and traded on Nasdaq under the symbols “ANSCU,” “ANSC” and “ANSCW,” subject to the listing rules.

The Company is in the process of reviewing and evaluating potential options to regain compliance with the continued listing requirements noted above in a manner consistent with the cure periods set forth above. Prior to the end of the cure period, the Board intends to appoint an additional director who is considered to be an “independent director” in accordance with the criteria set forth in Nasdaq Rule 5605(a)(2). However, there can be no assurance that the Company will successfully regain compliance with these continued listing requirements within the applicable cure periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agriculture & Natural Solutions Acquisition Corporation

Date: May 1, 2024	By:	/s/ Thomas Smith
	Name:	Thomas Smith
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary